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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549
                       ______________________________

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934
                       ______________________________

     Date of report (Date of earliest event reported): September 3, 2003

                           MYSTIC FINANCIAL, INC.
           (Exact name of registrant as specified in its charter)

           Delaware                    000-23533            04-3401049
(State or other jurisdiction          (Commission         (IRS Employer
       of incorporation)              File Number)      Identification No.)

                      60 High Street, Medford, MA 02155
             (Address of principal executive offices)(Zip Code)

     Registrant's telephone number, including area code:  (781) 395-2800

                               Not Applicable
        (Former name or former address, if changed since last report)


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Items 1 through 6.   Not applicable.

Item 7.   Financial Statements and Exhibits

      (a) No financial statements are required to be filed with this report.

      (b) No pro forma financial information is required to be filed with this report.

      (c)   The following exhibit is filed with this Report:

      Exhibit No.    Description
      -----------    -----------
         99.1        Press release issued by Mystic Financial, Inc. on
                     September 3, 2003 announcing that it had adjusted quarterly net income for the quarters ended September
                     30, 2002, December 31, 2002, March 31, 2003 and June
                     30, 2003 to reflect the capitalization of the value of mortgage servicing rights.

Item 8.   Not applicable.

Item 9.   Regulation FD.

      The following information is furnished under this Item 9 in satisfaction of Item 12, "Disclosure of Results of Operations and Financial Condition."

      On September 3, 2003, Mystic Financial, Inc. adjusted its earnings for the quarters ended September 30, 2002, December 31, 2002, March 31, 2003 and June 30, 2003. Earnings for the year ended June 30, 2003 were not affected. A copy of the press release dated September 3, 2003, describing the adjustment to the earnings for this periods is attached as Exhibit 99.1.

Item 10-11.   Not applicable.

Item 12.   Results of Operations and Financial Condition

      See Item 9 per SEC Release 33-8216, March 27, 2003.


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                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     MYSTIC FINANCIAL, INC.

                                     By: /s/ Anthony J. Patti
                                         ----------------------------------
                                         Anthony J. Patti
                                         Executive Vice President and
                                         Chief Financial Officer

Date: September 3, 2003


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                                EXHIBIT INDEX

Exhibit    Description
-------    -----------

  99.1     Press Release dated September 3, 2003.


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